                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-19695, 333-62761, 333-45759) and Forms S-8 (Nos. 33-61704,
33-61708, 33-68046), of our report dated February 29, 2000 with respect to the financial statements of Protein Polymer Technologies, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1999.


                                                            ERNST & YOUNG LLP


San Diego, California
March 21, 2000